                                    SCHEDULE

                                     to the

                                Master Agreement
                          (Multicurrency-Cross Border)

                                  dated as of
                                October 18, 2006

                                     between

SWISS RE FINANCIAL PRODUCTS CORPORATION, a corporation organized under the laws of the State of Delaware
                                  ("Party A")

                                       and

 WELLS FARGO BANK, N.A., not individually but solely as trustee for Carrington
 Mortgage Loan Trust, Series 2006-FRE2 with respect to the Carrington Mortgage
      Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through Certificates
                                  ("Party B")

                                     PART 1
                                   DEFINITIONS

      Capitalized terms used herein and not otherwise defined shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of
October 1, 2006 (the "Pooling and Servicing Agreement"), among Stanwich Asset
Acceptance Company, L.L.C., as Depositor, Fremont Investment & Loan, as
Servicer, and Wells Fargo Bank, N.A., as Trustee (the "Trustee"). For the
avoidance of doubt, references herein to a particular "Section" of this
Agreement are references to the corresponding sections of the Master Agreement.

                             TERMINATION PROVISIONS

In this Agreement:

(a)   "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

      Section 5(a)(v),        Not Applicable
      Section 5(a)(vi),       Not Applicable
      Section 5(a)(vii),      Not Applicable
      Section 5(b)(iv),       Not Applicable

      in relation to Party B for the purpose of:

      Section 5(a)(v),        Not Applicable
      Section 5(a)(vi),       Not Applicable
      Section 5(a)(vii),      Not Applicable
      Section 5(b)(iv),       Not Applicable

(b)   "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose.

(c)   The EVENTS OF DEFAULT specified under Sections 5(a)(ii), 5(a)(iv); 5(a)(v)
      and 5(a)(vi) of the Agreement will not apply to Party A or to Party B.
      With respect to Party B only, the provisions of Section 5(a)(iii) and
      5(a)(vii) clause 2 will not be applicable as an Event of Default.

(d)   The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and Party B.

(e)   The "TAX EVENT" provisions of Section 2(d)(i)(4) and 2(d)(ii) of the
      Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

(f)   The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to either Party A or to Party B.

(g)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(h)   "TERMINATION CURRENCY" means United States Dollars.

(i)   ADDITIONAL TERMINATION EVENT will apply. Each of the following events shall constitute an Additional Termination Event hereunder:

      (i)   A Ratings Event occurs as set forth in Part 5(f) hereof and Party A fails to satisfy the requirements set forth in Part 5(f) hereof.
            Party A shall be the sole Affected Party.

      (iv)  A Swap Disclosure Event occurs as set forth in Part 5(g) hereof and
            Party A fails to satisfy the requirements set forth in Part 5(g)
            hereof. Party A shall be the sole Affected Party.

                                     PART 2
                               TAX REPRESENTATIONS

(a)   PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement,
      Party A and Party B make the following representation:-

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this
      Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this
      Agreement, (ii) the satisfaction of the agreement contained in Section
      4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or
      4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii)

                                        2

      and the other party does not deliver a form or document under Section
      4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement,
      Party A and Party B make the following representations:

      (i)   The following representation applies to Party A: Party A is a corporation organized under the laws of the State of Delaware.

      (ii)  The following representation applies to Party B: Party B is a "U.S.
            person" as that term is used in section 1.1441-4(a)(3)(ii) of the
            United States Treasury Regulations (the "Regulations") for United
            States federal income tax purposes.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each Party agrees to deliver the following documents as applicable:

(a)   Tax forms, documents or certificates to be delivered are:

--------------------------------------------------------------------------------------------------------
  PARTY REQUIRED TO DELIVER
          DOCUMENT                  FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO DELIVERED
--------------------------------------------------------------------------------------------------------

Party A and Party B.            An executed U.S. Internal Revenue    (i) Before the first Payment Date
                                Service Form W-9 (or any successor   under this Agreement, (ii) promptly
                                thereto).                            upon reasonable demand by Party A
                                                                     and (iii) promptly upon learning
                                                                     that any such form previously
                                                                     provided to Party A has become
                                                                     obsolete or incorrect.
--------------------------------------------------------------------------------------------------------

(b)   Other documents to be delivered are:

--------------------------------------------------------------------------------------------------------------
 PARTY REQUIRED TO                 FORM/DOCUMENT/                 DATE BY WHICH TO BE      COVERED BY SECTION
  DELIVER DOCUMENT                  CERTIFICATE                        DELIVERED           3(D) REPRESENTATION
--------------------------------------------------------------------------------------------------------------

Party B.               Credit Support Document, if any,         Concurrently with the              No.
                       specified in Part 4 hereof, such         execution of this
                       Credit Support Document being duly       Agreement.
                       executed if required.

Party A/Party B.       Incumbency certificate or other          Concurrently with the             Yes.
                       documents evidencing the authority of    execution of this
                       the party entering into this Agreement   Agreement or of any
                       or any other document executed in        other documents executed
                       connection with this Agreement.          in connection with this
                                                                Agreement.
--------------------------------------------------------------------------------------------------------------

                                        3

--------------------------------------------------------------------------------------------------------------
 PARTY REQUIRED TO                 FORM/DOCUMENT/                 DATE BY WHICH TO BE      COVERED BY SECTION
  DELIVER DOCUMENT                  CERTIFICATE                        DELIVERED           3(D) REPRESENTATION
--------------------------------------------------------------------------------------------------------------

Party B.               Copy of each report delivered under      Upon availability.                Yes.
                       the Pooling and Servicing Agreement
                       and/or any other Transaction Document.
--------------------------------------------------------------------------------------------------------------
Party A.               Legal opinion from counsel for Party A   Concurrently with the              No.
                       concerning due authorization,            execution of this
                       enforceability and related matters,      Agreement.
                       addressed to Party B and acceptable to
                       Party B.
--------------------------------------------------------------------------------------------------------------
Party A.               Certified copies of all corporate,       Upon execution and                Yes
                       partnership or membership                delivery of this
                       authorizations, as the case may be,      Agreement
                       and any other documents with respect
                       to the execution, delivery and
                       performance of this Agreement and any
                       Credit Support Document
--------------------------------------------------------------------------------------------------------------

                  [remainder of page intentionally left blank]

                                        4

                                     PART 4
                                  MISCELLANEOUS

(a)   ADDRESSES FOR NOTICES: For the purpose of Section 12(a) of this Agreement:

      Address for notices or communications to PARTY A:

      Swiss Re Financial Products Corporation
                    55 East 52nd Street
                    New York, New York 10055
      Attention:    Head of Operations
      Facsimile.    (917) 322-7201

      CC:
      Attention:    Head of Legal
      Facsimile:    (212) 317-5474

      (For all purposes).

      Address for notices or communications to PARTY B:

      Wells Fargo Bank, N.A., not individually but solely as trustee for
      Carrington Mortgage Loan Trust, Series 2006-FRE2 with respect to the
      Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through
      Certificates
      9062 Old Annapolis Road
      Columbia, Maryland 21045

      Attention:    Client Manager-Carrington Mortgage Loan Trust, 2006-FRE2
      Telephone:    (410) 884-2000
      Facsimile:    (410) 715-2380

      (For all purposes).

(b)   PROCESS AGENT. For the purpose of Section 13(c):

      Party A appoints as its Process Agent:  Not Applicable.

      Party B appoints as its Process Agent:  Not Applicable.

(c)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

                                        5

(e)   CALCULATION AGENT. The Calculation Agent is Party A; provided, however, if an Event of Default has occurred with respect to Party A, a Reference
      Market-maker, as designated by Party B, shall be the Calculation Agent.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a "Credit Support Document":

      Party A: A Guaranty of Swiss Reinsurance Company dated as of the date hereof, in a form acceptable to Party B and, if Party A is required pursuant to Part 5(f) hereof to post collateral, an ISDA Credit Support
      Annex.

      Party B: The Pooling and Servicing Agreement.

(g)   CREDIT SUPPORT PROVIDER.

      Credit Support Provider means in relation to Party A, Swiss Reinsurance
      Company.

      Credit Support Provider means in relation to Party B, Not Applicable.

(h)   GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)   NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j)   "AFFILIATE" will have the meaning specified in Section 14 of the Form
      Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

                                     PART 5
                                OTHER PROVISIONS

(a)   ADDITIONAL REPRESENTATIONS. For purposes of Section 3, the following shall be added, immediately following paragraph (f) thereto:

      (g)   It is an "eligible contract participant" within the meaning of
            Section 1(a)(12) of the Commodity Exchange Act, as amended.

      (h)   It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business
            (including financial intermediation services) or the financing of its business.

      (i)   NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this
            Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this
            Transaction.

                                        6

            Further, such party has not received from the other party any assurance or guarantee as to the expected results of this
            Transaction.

      (j)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (k)   STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

(b)   NOTICE BY FACSIMILE TRANSMISSION. Section 12(a) of the Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

(c)   NO SET-OFF. Without affecting the provisions of the Agreement requiring the calculation of certain net payment amounts, as a result of an Event of
      Default or Additional Termination Event or otherwise, all payments will be made without setoff or counterclaim. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this
      Agreement.

(d)   CONSENT TO RECORDING. The parties agree that each may electronically record all telephonic conversations between marketing and trading personnel in connection with this Agreement and that any such recordings may be submitted in evidence in any Proceedings relating to the Agreement.

(e)   WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL
      RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF
      OR RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY
      TRANSACTION CONTEMPLATED HEREUNDER.

(f)   DOWNGRADE OF PARTY A. For the purpose of this section, a "Ratings Event"
      shall occur with respect to Party A (or its Credit Support Provider) if the long-term and short-term senior unsecured debt ratings of Party A (or its Credit Support Provider) cease to be at least A and A-1 by Standard &
      Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. or any successor thereto ("S&P") (however, in the event that Party A does not have a short-term rating from S&P, if Party A's long-term senior unsecured debt rating is reduced below "A+" by S&P) or at least A1 and P-1 by
      Moody's Investors Service, Inc. or any successor thereto ("Moody's")
      (however, in the event that Party A does not have a short-term rating from
      Moody's, if Party A's long-term senior debt rating is reduced below "Aa3"
      by Moody's) or at least A and F1 by Fitch Ratings Ltd. or any successor thereto ("Fitch") (collectively, the "Approved Rating Threshold"), to the extent such obligations are rated by S&P or Moody's or Fitch. The failure by Party A to comply with the provisions set forth below shall constitute an Additional Termination Event for which Party A shall be the sole
      Affected Party.

      If a Ratings Event shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the
      Rating Agency Condition (as defined below). Unless such a transfer by
      Party A has occurred within 20 Business Days after the occurrence of a
      Ratings Event, Party A shall no later than the end of such 20 Business Day

                                        7

      period, post eligible collateral at its own cost and satisfactory to Party
      B ("Eligible Collateral"), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof; provided, however, that if Party A's long-term senior unsecured debt rating is withdrawn or reduced below "BBB-" by S&P, Party A shall have 10 Business Days to effect such transfer and not be permitted to post Eligible Collateral pursuant to this sentence. The Eligible
      Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible
      Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to a third party with the Approved
      Rating Threshold; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. "Rating Agency Condition" means, with respect to any action to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing (including by facsimile transmission)
      that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating
      Agency to the applicable class of Certificates.

(g)   SWAP DISCLOSURE EVENT. Upon the occurrence of a Swap Disclosure Event (as defined below), if Party A has not, within 10 days after such Swap
      Disclosure Event (the "Response Period") complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected
      Party with respect to such Additional Termination Event.

      It shall be a swap disclosure event ("Swap Disclosure Event") if at any time after the date hereof Carrington Securities, LP ("Carrington
      Securities") or Stanwich Asset Acceptance Corporation ("Stanwich")
      notifies Party A that in the reasonable discretion of Carrington
      Securities or Stanwich acting in good faith, the "aggregate significance percentage" of all derivative instruments (as such term is defined in Item
      1115(b)(2) of Regulation AB (as defined below)) provided by Party A and any of its affiliates to Carrington Mortgage Loan Trust, Series 2006-FRE2
      (the "Significance Percentage") is 10% or more.

      Following a Swap Disclosure Event, Party A shall take one of the following actions at its own expense: either (I) (a) (i) if the Significance
      Percentage is 10% or more, Party A shall provide in an EDGAR compatible format the information set forth in Item 1115(b)(1) of Regulation AB for
      Party A (or for its group of affiliated entities, if applicable) or (ii)
      if the Significance Percentage is 20% or more, Party A provide in an EDGAR compatible format the information set forth in Item 1115(b)(2) of
      Regulation AB for Party A (or for its group of affiliated entities, if applicable) (collectively, the "Reg AB Information"), to Carrington
      Securities or Stanwich and (b) provide written consent to Carrington
      Securities and Stanwich to incorporation by reference of such current Reg
      AB Information as is filed with the Securities and Exchange Commission in the reports of Stanwich filed pursuant to the Exchange Act, and (c) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm's report relating to their audits of such current Reg AB Information in the
      Exchange Act Reports of Stanwich, and (d) provide to Carrington Securities and Stanwich any updated Reg AB Information with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Reg AB Information; or (II) cause a Reg AB Approved Entity
      (as defined below) to replace Party A as party to this Agreement on terms substantially similar to this Agreement prior to the expiration of the
      Response Period and cause such Reg AB Approved Entity to provide the Reg
      AB Information prior to the expiration of the Response Period;

                                        8

      provided however, that no such transfer to a Reg AB Approved Entity pursuant to (II) above shall occur unless the Reg AB Approved entity agrees to terms identical to those contained in Paragraph 5(n) of this
      Agreement. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the
      Approved Rating Threshold and satisfies the Ratings Agency Condition.

      "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
      (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission ("SEC") in
      the adopting release (Asset-Backed Securities, Securities Act Release No.
      33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the
      SEC, or as may be provided by the SEC or its staff from time to time.

(h)   NON-PETITION. Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling and
      Servicing Agreement) issued by Party B pursuant to the Pooling and
      Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for
      Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party
      B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced. The provisions of this paragraph shall survive the termination of this Agreement.

(i)   TRUSTEE LIABILITY LIMITATION. It is expressly understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by
      Wells Fargo Bank, N.A. ("Wells Fargo"), not individually or personally but solely as trustee, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, (iii)
      nothing herein contained shall be construed as creating any liability on
      Wells Fargo, individually or personally, to perform any covenant either expressed or implied contained herein, and (iv) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by
      Party B hereunder or any other related documents. Any resignation or removal of Wells Fargo as trustee under the Pooling and Servicing
      Agreement shall require the assignment of this confirmation to Wells
      Fargo's replacement.

(j)   SEVERABILITY. If any term, provision, covenant, or condition of this
      Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision,

                                        9

      covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)   The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from the Trust Fund (as such term is defined in the Pooling and Servicing Agreement), subject to and in accordance with the terms of the Pooling and Servicing Agreement, and, following realization of the Trust Fund, any claims of Party A against
      Party B shall be extinguished. It is understood that the foregoing provisions shall not (i) prevent recourse to the Trust Fund for the sums due or to become due under any security, instrument or agreement which is part of the Trust Fund (subject to the priority of payments set forth in the Pooling and Servicing Agreement) or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until the Trust Fee have been realized and the proceeds applied in accordance with the Pooling and Servicing Agreement, whereupon any outstanding obligation of Party B under this Agreement shall be extinguished. Notwithstanding the foregoing (or anything to the contrary in this Agreement), Party B shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

(l)   DELIVERY OF CONFIRMATIONS. For each Transaction entered into hereunder,
      Party A shall promptly send to Party B a Confirmation (which may be via facsimile transmission). Party B agrees to respond to such Confirmation within two General Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by
      Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction.
      Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(m)   Section 5(a)(i) is hereby amended as follows:

      The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the Agreement.

(n)   COMPLIANCE WITH REGULATION AB.

      Party A agrees and acknowledges that Carrington Securities and Stanwich may be required under Regulation AB, to disclose certain financial information regarding Party A and Swiss Reinsurance Company depending on the applicable "significance percentage" of this Agreement, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      Party A, or a Reg AB Approved Entity after a Swap Disclosure Event pursuant to Paragraph 5(g), as applicable, shall indemnify and hold harmless Carrington Securities, Stanwich, their respective directors or officers and any person controlling Carrington Securities or Stanwich, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Reg AB Information that Party A or such Reg AB
      Approved Entity, as applicable, provides to Carrington Securities or
      Stanwich pursuant to Paragraph 8 (the "Party A Information") or caused by any omission or alleged omission to state in the Party A Information by
      Party A or the Reg AB Approved Entity, as applicable, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
      For the avoidance of doubt, Party A shall provide the indemnity described above with respect to any Party A Information it is required to provide pursuant to Paragraph 8 and any Reg AB Approved Entity which has replaced
      Party A pursuant to Paragraph 8 shall provide the indemnity described

                                       10

      above with respect to any Party A Information it is required to provide from pursuant to Paragraph 8.

(o)   LIMITED TRANSACTION. Party A and Party B each agrees and acknowledges that the only Transaction that are or will be governed by this Agreement is the
      Transaction evidenced by the Confirmation dated as of the date hereof (it being understood that, in the event any such Confirmation shall be amended
      (in any respect), such amendment shall not constitute (for purposes of this paragraph) a separate Transaction or a separate Confirmation).

(p)   TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless Moody's, S&P, and Fitch have been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of any Certificates.

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                                       11

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

SWISS RE FINANCIAL PRODUCTS CORPORATION  WELLS FARGO BANK, N.A., NOT
                                         INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
                                         CARRINGTON MORTGAGE LOAN TRUST, SERIES
                                         2006-FRE2 WITH RESPECT TO THE
                                         CARRINGTON MORTGAGE LOAN TRUST, SERIES
                                         2006-FRE2 ASSET-BACKED PASS-THROUGH
                                         CERTIFICATES

 /S/ ROBERT SPUIER                         /S/ DARRON C. WOODUS
---------------------------------------  ---------------------------------------
Name: Robert Spuier                      Name: Darron C. Woodus
Title: Senior Vice President             Title: Assistant Vice President

                                       12